American Fidelity Assurance Company and American Fidelity Separate Account A (File no. 811-01764) hereby incorporate by reference the annual report for the underlying fund named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:  Vanguard® Variable Insurance Fund Fund/Portfolio Name: Total Stock Market Index Portfolio
File #: 811-05962
CIK #: 0000857490
Accession #: 0000932471-17-003364
Date of Filing: 02/27/17

This annual report is for the period ended December 31, 2016 and has been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.